COLONIAL INTERNATIONAL FUND FOR GROWTH

                            Supplement to Prospectus
                             dated February 28, 1995
                   (Replacing Supplement Dated April 27, 1995)


Andrew Fleming, head of International Equities of the Fund's Sub- Adviser, Gartmore Capital Management Ltd., is the Fund's portfolio manager. Over the last five years Mr. Fleming has served as a Managing Director of the Sub-Adviser and had been head of the Sub-Adviser's Far East Desk from 1993 to March 1995.

Effective on or about January 1, 1996, the sub-advisory contract with Gartmore Capital Management Ltd. will be terminated. Following such termination, Colonial Management Associates, Inc. ("Colonial") will provide the Fund with investment management services under it's current management agreement. The portfolio managers for the Fund will be Bruno Bertocci and David Harris, each of whom is jointly employed by Colonial and Stein Roe & Farnham Incorporated ("Stein Roe"), an affiliate of Colonial. Prior to joining Stein Roe in May 1995, each of Messrs. Bertocci and Harris was employed by Rockefeller & Co. Inc. -- Mr. Bertocci as a Managing Director and Mr. Harris as a Portfolio Manager.

After January 1, 1996, Colonial will utilize the trading facilities of Stein Roe to place all orders for the purchase and sale of portfolio securities, futures contracts and foreign currencies. In selecting broker dealers Colonial may consider research and brokerage services furnished by the broker dealer. Subject to seeking best execution, Colonial also may consider sales of shares of the Fund (and of certain other Colonial funds) in selecting such broker dealers for portfolio transactions.

IN-36/367B-1095                                                 November 2, 1995

                     COLONIAL INTERNATIONAL FUND FOR GROWTH

                Supplement to Statement of Additional Information
                             Dated February 28, 1995
                    (Replacing Supplement dated June 1, 1995)

The following Trustees are being added under the sub-caption Trustees and Officers under the caption MANAGEMENT OF THE FUNDS:

Robert J. Birnbaum(1), Trustee, is a Trustee (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.), 313 Bedford Road, Ridgewood, NJ 07450

James E. Grinnell(1), Trustee, is a Private Investor, 22 Harbor Avenue, Marblehead, MA 01945

Richard W. Lowry(1), Trustee, is a Private Investor, 10701 Charleston Drive, Vero Beach, FL 32963

(1)  Elected to the Colonial Funds Complex on April 21, 1995.

The first paragraph under the sub-caption Reinvestment Privilege under the caption INVESTOR SERVICES is revised in its entirety as follows:

An investor who has redeemed Class A, B or D shares may, upon request, reinvest within one year a portion or all of the proceeds of such sale in shares of the same Class of any Colonial fund at the NAV next determined after CISC receives a written reinvestment request and payment. Any CDSC paid at the time of the redemption will be credited to the shareholder upon reinvestment. The period between the redemption and the reinvestment will not be counted in aging the reinvested shares for purposes of calculating any CDSC or conversion date. Investors who desire to exercise this Privilege should contact their FSF or CISC. Shareholders may exercise this Privilege an unlimited number of times. Exercise of this Privilege does not alter the federal income tax treatment of any capital gains realized on the prior sale of Fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax adviser.

Separately, effective on or about January 1, 1996, following the termination of the Fund's sub-advisory contract and the assumption by Colonial Management
Associates, Inc. (Adviser) of portfolio management responsibilities, the information under the sub-caption Portfolio Transactions is deleted from Part 2 and replaced with the following in Part 1.

Portfolio Transactions

Investment decisions. The Fund's portfolio managers will use the trading facilities of Stein Roe & Farnham Incorporated (Stein Roe), an affiliate of the Adviser, to place all orders for the purchase and sale of the Fund's portfolio securities, futures contracts and foreign currencies.

The Adviser acts as investment adviser to each of the Colonial funds (except for the Colonial Municipal Money Market Fund, Colonial Global Utilities Fund and Colonial Newport Tiger Fund, each of which is administered by the Adviser), and its affiliates advise other institutional, corporate, fiduciary and individual clients. Various officers and Trustees of the Trust also serve as officers or Trustees of other Colonial funds. The Colonial funds and clients advised by the Adviser and its affiliates sometimes invest in securities in which the Fund also invests and sometimes enter into transactions utilizing stock index futures and foreign currencies. In certain cases, purchases and sales on behalf of the Fund and other clients of the Adviser or its affiliates will be bunched and executed on an aggregate basis. In such cases, each participating fund or client will receive the average price at which the trade is executed. Where less than the desired aggregate amount is able to be purchased or sold, the actual amount purchased or sold will be allocated among the participating funds or clients in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, futures or currencies as far as the Fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Adviser as investment adviser to the Colonial funds outweighs the disadvantages, if any, which might result from these practices.

Brokerage and research services. The overriding objective in effecting portfolio transactions for the Fund is to seek to obtain the best combination of price and execution. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other judgmental factors may also enter into the decision. These include: negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others which are considered; financial stability of the broker or dealer selected and such other brokers or dealers; and any actual or apparent operational problems of any broker or dealer. Recognizing the value of these factors, the Fund may pay a brokerage commission in excess of that which another broker or dealer may have charged for effecting the same transaction. Evaluations of the reasonableness of brokerage commissions, based on the foregoing factors, are made on an ongoing basis in the course of effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by the Adviser and reports are made annually to the Board of Trustees of the Trust.

With respect to purchases and sales of securities involving brokerage commissions, when more than one broker or dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction for the Fund, the Adviser may select a broker or dealer that has furnished it or its affiliates with research products or services such as research reports, subscriptions to financial publications and research compilations, compilations of securities prices, earnings, dividends, and similar data, and computer data bases, quotation equipment and services, research-oriented computer software and services, and services of economic and other consultants. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the brokers or dealers; however, the Adviser and its affiliates may endeavor to direct sufficient commissions generated by its clients' accounts in the aggregate, including the Fund, to such brokers or dealers to ensure the continued receipt of research products or services that the Adviser feels are useful. In certain instances, the Adviser and its affiliates receive from brokers and dealers products or services which are used both as investment research and for administrative, marketing, or other non-research purposes. In such instances, the Adviser makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by the Adviser (without prior agreement or understanding, as noted above) through brokerage commissions generated by transactions by clients (including the Fund), while the portions of the costs attributable to non-research usage of such products or services is paid by the Adviser in cash. No person acting on behalf of the Fund is authorized, in recognition of the value of research products or services, to pay a commission in excess of that which another broker or dealer might have charged for effecting the same transaction. Research products or services furnished by brokers and dealers may be used in servicing any or all of the clients of the Adviser and its affiliates and not all such research products or services are used in connection with the management of the Fund. With respect to the Fund's purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, the Adviser may also consider the part, if any, played by the broker or dealer in bringing the security involved to the Adviser's attention, including investment research related to the security and provided to the Fund.

As stated above, the overriding objective in effecting portfolio transactions for the Fund is to seek to obtain the best combination of price and execution. However, consistent with the provisions of the Rules of Fair Practice of the National Association of Securities Dealers, Inc., where more than one broker dealer is believed capable of providing the best combination of price and execution with respect to a particular transaction, a broker dealer may be selected in recognition of its sales of shares of the Fund or of other Colonial funds. Neither the Fund nor the Adviser has entered into any agreement with, or made any commitment to, any broker dealer which would bind the Fund or the Adviser to direct portfolio transactions to a broker dealer to compensate the broker dealer, directly or indirectly, for sales of shares of the Fund. Nor does the Fund pay brokerage commissions higher than those obtainable from other broker dealers in recognition of such sales.












IN-16/373B-1195                                                 November 2, 1995